                     SERVICING CERTIFICATE                                PAGE 5
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
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996B      Current Collection Period:  01-June-96 to 30-June-96
                                                                            P & S Agreement Date:                      01-Jun-96
   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                      Current
                                                                                                        ------------------------
   Class A Certificates, Series 1996B    LIBOR + 0.40%        5.90000%      Original Closing Date:                  27-Jun-96
   Class B Certificates, Series 1996B    LIBOR + 1.25%        6.75000%      Distribution Date:                      15-Jul-96
                                                                            Days in Accrual Period                         18
                                Weighted Avg Mtg Rate (WAC)                 7.29591%
   LIBOR      5.50000%          Weighted Avg Net Mtg Rate (Alt. Rate)       6.91591%
   --------------------------------------------------------------------------------------------------------------------------
 1      Beginning Pool Principal Balance                                                                     486,905,316.00
 2      Beginning Pool Balance Factor                                                                            100.000000%
   --------------------------------------------------------------------------------------------------------------------------
 3      Beginning Class A Principal Balance                                                                  475,949,946.00
 4      Beginning Class B Principal Balance                                                                   10,955,370.00
   --------------------------------------------------------------------------------------------------------------------------
 5      Aggregate of all Monthly Principal Payments                                       (P&S 5.08i   )               0.00
 6      Aggregate of all Principal Prepayments Received                                   (P&S 5.08i   )       1,827,349.26
 7      Aggregate of any Net Liquidation Proceeds Received                                (P&S 5.08iii )               0.00
 8      Aggregate of any Insurance Proceeds Received                                      (P&S 5.08iv  )               0.00
 9      Aggregate of any Awards or Settlements From Condemnation Proceedings              (P&S 5.08v   )               0.00
10      Aggregate of any Proceeds From Repurchased Mortgage Loans                         (P&S 5.08vi  )               0.00
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
         Insurance Policy                                                                 (P&S 5.08vii )               0.00
12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances            (P&S 5.08viii)               0.00
13      Current Principal Advances                                                                                     0.00
14      Current Servicer Principal Reimbursements                                                                      0.00
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                  1,827,349.26
16      Unrecovered Principal Amounts (Liquidation Loss)                                                               0.00
17      Aggregate of all Interest Payments Received                                       (P&S 5.08ii  )       1,472,826.22
18      Current Servicing Fee                                                             (P&S 5.08ii  )           2,175.52
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                  (P&S 6.02vii )       1,487,519.82
19 i.   Current Servicer Interest Advance (Recovery)                                                             1487519.82
20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                      0.00
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                   1,827,349.26
22      Total Interest Available For Distribution (17-18+19i)                                                  2,958,170.52
23      Total Funds Available For Distribution (15+22)                                                         4,785,519.78
        ---------------------------------------------------------------------------------------------------------------------
24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                 1,827,349.26
        ---------------------------------------------------------------------------------------------------------------------
                                                                               WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                 (P&S 6.02i   )              97.75%
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
         Amount (Line 20)                                                                                              0.00
   iii. Class A Prepayment Percentage                                                                                100.00%
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
         Distribution Amount                                                                                   1,827,349.26
   v.   Class A Total Distribution Allocable to Principal                          2                           1,827,349.26
   vi.  Class A Recovered Principal Amount                                                                             0.00
   vii  Class A Unrecovered Principal Amount                                       7                                   0.00

26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23     1      (P&S 6.02ii  )       1,404,052.34
   ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                    (P&S 6.02ii  )       1,404,052.34
   iii. Class A Current Interest  (pass-through rate x A's upb)                           (P&S 6.02ii  )       1,404,052.34
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                    (P&S 6.02iii )               0.00
   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                    (P&S 6.02iii )               0.00
   vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
          [greater than] 0: min of 26i. and 26iv.)                                        (P&S 6.02iii )               0.00
   viii.Class A Interest Shortfall  (26ii. - 26i.)                                        (P&S 6.02iii )               0.00
   --------------------------------------------------------------------------------------------------------------------------
27 i    Current Certificate Insurance Premium                                      3                              52,748.08
   ii.  Reimbursement Amount                                                       4      (P&S 6.02vi  )               0.00
   iii. Total Amount to Certificate Insurer                                                                       52,748.08
   --------------------------------------------------------------------------------------------------------------------------
28 i    Subordinated Percentage                                                           (P&S 6.02i   )               2.25%
   ii   Subordinated Percentage of Scheduled Formula Principal
          Distribution Amount                                                                                          0.00
   iii. Subordinated Prepayment Percentage                                                                             0.00%
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
          Distribution Amount                                                                                          0.00
   v.   Class B Total Distribution Allocable to Principal                          8                                   0.00
   vi.  Class B Recovered Loss Amount                                              9                                   0.00
   vii  Class B Unrecovered Loss Amount                                                                                0.00

29 i    Class B Total Distribution Allocable to Interest                           6      (P&S 6.02ii  )          36,974.37
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                   (P&S 6.02ii  )          36,974.37
   iii. Class B Current Interest (pass-through rate x B's upb)                            (P&S 6.02iii )          36,974.37
   iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                    (P&S 6.02iii )               0.00

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 29iii.
          [greater than] 0: min of 29i. and 29iv.)                                                                        0
   viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                        0
   --------------------------------------------------------------------------------------------------------------------------
30 i.   Cumulative Master Servicer Advanced Interest                                      (P&S 6.02v   )       1,487,519.82
   ii.  Cumulative Master Servicer Advanced Principal                                                                  0.00
   --------------------------------------------------------------------------------------------------------------------------
31 i.   Beginning Reserve Fund Balance                                                    (P&S 6.06    )               0.00
   ii.  Current Reserve Fund Deposit                                               5                             250,000.00
   iii  Current Reserve Fund Advances                                                                                  0.00
   iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                 250,000.00
   --------------------------------------------------------------------------------------------------------------------------
32 i.   Available Excess Interest                                                                              1,214,395.73
   ii.  Distribution Account Shortfall                                                    (P&S 6.02xvi )
   iii  Class R Distribution Amount For Such Distribution Date                    10                           1,214,395.73
   --------------------------------------------------------------------------------------------------------------------------
33 i.   Ending Pool Principal Balance                                                     (P&S 6.02vii )     485,077,966.74
   ii.  Ending Pool Balance Factor                                                                                99.624701%
   --------------------------------------------------------------------------------------------------------------------------
34      Ending Class A Principal Balance                                                                     474,122,596.74
35      Ending Class B Principal Balance                                                                      10,955,370.00
   ==========================================================================================================================

STATEMENT TO CERTIFICATEHOLDERS                                           PAGE 6
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
MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996B     Current Collection Period:  01-June-96 to 30-June-96

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                       LIBOR = 5.5000%
Class A Certificates, Series 1996B    LIBOR + 0.40%      5.90000%       Original Closing Date:                     27-Jun-96
Class B Certificates, Series 1996B    LIBOR + 1.25%      6.75000%       Distribution Date:                         15-Jul-96

         Weighted Avg Net Mtg Rate (Alt. Rate)           6.91591%

         ---------------------------------------------------------------------------------------------------------------------------

 1 i.    Class A Total Distribution Allocable to Principal                                                                 3.839373
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                  0.000000
   iii.  Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                               3.839373
   iv    Class A Recovered Principal Amount                                                                                0.000000
   v     Class A Unrecovered Principal Amount                                                                              0.000000

 2 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                           2.950000
   ii.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                      2.950000
   iii.  Class A Unpaid Interest Shortfall included in 26i.(when 26iii. greater than 0: min of 26i. and 26iv.)             0.000000
   iv    Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                      0.000000

         ---------------------------------------------------------------------------------------------------------------------------

 3 i.    Class B Total Distribution Allocable to Principal                                                                 0.000000
   ii.   Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                        0.000000
   iii.  Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                           0.000000
   iv    Class B Recovered Loss Amount                                                                                     0.000000
   v     Class B Unrecovered Loss Amount                                                                                   0.000000

 4 i.    Class B Total Distribution Allocable to Interest                                                                  3.375000
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                   3.375000
   iii.  Class B Current Interest (pass-through rate x B's upb)                                                            3.375000
   iv    Class B Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                      0.000000
         ---------------------------------------------------------------------------------------------------------------------------

 5       Ending Pool Principal Balance                                                                               485,077,966.74
 6       Ending Pool Balance Factor                                                                                       99.624701%

 7       Ending Class A Principal Balance                                                                            474,122,596.74
 8       Ending Class B Principal Balance                                                                             10,955,370.00
         ---------------------------------------------------------------------------------------------------------------------------

 9 i.    Current Master Servicer Advanced (Recovered) Interest                                                         1,487,519.82
   ii.   Current Master Servicer Advanced (Recovered) Principal                                                                0.00
   iii.  Current Trustee Advanced Interest                                                                                     0.00
   iv    Current Trustee Advanced Principal                                                                                    0.00
   v     Additional Servicing Compensation                                                            (P&S 6.02ix)             0.00
   vi    Amount of Servicing Advances Paid by Master Servicer                                         (P&S 6.02 x)             0.00
   vii   Formula Principal Amount & Unrecovered Principal Amounts                                     (P&S 6.02iv)             0.00
   viii  Amount of Delinquencies of Mortgage Loans                                                                         1,175.52
   IX    CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                    15-AUG-96                                         0.00000%
   X     CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                    15-AUG-96                                         0.00000%
         ---------------------------------------------------------------------------------------------------------------------------

10 i     Number of Mortgage Loans 30 to 59 Days Delinquent                                                                        1
   ii    Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                         185,000.00
11 i     Number of Mortgage Loans 60 to 89 Days Delinquent                                                                        0
   ii    Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                               0.00
12 i     Number of Mortgage Loans 90 or More Days Delinquent                                                                      0
   ii    Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                             0.00
13 i     Number of Mortgage Loans in Foreclosure                                                                                  0
   ii    Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00

14       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
15       Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                              (P&S 6.02xiii)           0.00
         ==========================================================================================================================